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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-74556, 33-87758, 33-87760, 333-06673 and
333-45917) of GreenPoint Financial Corp. of our report dated January 18 2001 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.








/S/ PricewaterhouseCoopers LLP

New York, New York
March 23, 2001